Exhibit 99.4

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF4 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF4 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

First Franklin Mortgage Loan Trust, Series 2004-FF4
IO Loans



1. Summary Statistics

As-of / Cut-off Date: 2004-06-01
Number of Mortgage Loans: 1,436
Aggregate Principal Balance ($): 363,736,378
Weighted Average Current Mortgage Rate (%): 6.050
Non-Zero Weighted Average Margin (%): 4.542
Non-Zero Weighted Average Maximum Rate (%): 12.050
Non-Zero Weighted Average Months to Roll: 29
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Original LTV (%): 81.85
% First Liens: 100.00
% Owner Occupied: 95.42
% Purchase: 68.01
% Full Documentation: 95.08
Non-Zero Weighted Average FICO Score: 654

Top



2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
                           Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Product                    Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Types                        Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month
LIBOR/5 Year Interest
Only                          1,067           $271,352,516                   74.60        6.113           357                 82.28

ARM - 3 Year/6 Month
LIBOR/5 Year Interest
Only                             45             12,628,309                    3.47        6.039           357                 82.83

ARM - 5 Year/6 Month
LIBOR/5 Year Interest
Only                            303             75,020,890                   20.63        5.877           357                 80.11

ARM - 6 Month
LIBOR/5 Year Interest
Only                             21              4,734,662                    1.30        5.227           357                 82.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
Range of                                                            Loan Pool by         Average      Average
Gross                      Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Interest                   Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Rates (%)                    Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.000% - 3.999%                   4             $1,451,370                    0.40        3.860           357                 80.00
4.000% - 4.999%                  94             28,759,250                    7.91        4.763           357                 78.17
5.000% - 5.999%                 553            159,097,013                   43.74        5.568           357                 80.15
6.000% - 6.999%                 540            129,586,977                   35.63        6.453           357                 83.09
7.000% - 7.999%                 203             38,561,343                   10.60        7.360           357                 86.71
8.000% - 8.999%                  41              6,199,425                    1.70        8.281           357                 87.00
9.000% - 9.999%                   1                 81,000                    0.02        9.500           357                 90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 3.500%
Maximum: 9.500%
Weighted Average: 6.050%



4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
Range of                                                            Loan Pool by         Average      Average
Cut-off                    Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Date Principal             Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Balances ($)                 Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                 4               $182,947                    0.05        7.325           358                 82.80
$50,001 - $75,000                31              2,003,693                    0.55        6.728           357                 82.36
$75,001 - $100,000               78              7,023,359                    1.93        6.650           357                 80.92
$100,001 - $125,000             141             15,873,112                    4.36        6.403           357                 82.46
$125,001 - $150,000             147             20,144,997                    5.54        6.488           357                 83.09
$150,001 - $175,000             134             21,660,650                    5.96        6.401           357                 84.26
$175,001 - $200,000             117             21,816,086                    6.00        6.151           357                 82.70
$200,001 - $225,000             116             24,585,584                    6.76        6.149           357                 83.67
$225,001 - $250,000             107             25,500,959                    7.01        6.127           357                 82.27
$250,001 - $275,000              83             21,665,742                    5.96        6.015           357                 83.19
$275,001 - $300,000              77             22,115,381                    6.08        6.151           357                 81.73
$300,001 - $325,000              69             21,483,619                    5.91        5.899           357                 82.50
$325,001 - $350,000              49             16,486,875                    4.53        6.036           357                 84.61
$350,001 - $375,000              30             10,850,213                    2.98        5.775           357                 83.39
$375,001 - $400,000              36             14,003,245                    3.85        6.105           357                 83.68
$400,001 - $425,000              22              9,081,072                    2.50        5.972           357                 84.75
$425,001 - $450,000              26             11,396,408                    3.13        5.681           357                 82.27
$450,001 - $475,000              20              9,234,271                    2.54        5.687           358                 80.88
$475,001 - $500,000              20              9,821,477                    2.70        5.733           357                 80.70
$500,001 - $750,000             122             72,560,332                   19.95        5.795           357                 79.06
$750,001 - $1,000,000             6              5,146,355                    1.41        6.255           357                 68.44
$1,000,001 >=                     1              1,100,000                    0.30        4.750           358                 61.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Minimum: $40,000
Maximum: $1,100,000
Average: $253,298



5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
Original                   Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Terms                      Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
(month)                      Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
360                           1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 360
Maximum: 360
Weighted Average: 360



6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
Range of                                                            Loan Pool by         Average      Average
Remaining                  Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Terms                      Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
(month)                      Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                     1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 347
Maximum: 358
Weighted Average: 357



7. Range of Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
Range of                   Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Original                   Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
LTV Ratios (%)               Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
30.01% - 35.00%                   1               $240,000                    0.07        6.250           358                 33.80
40.01% - 45.00%                   2                396,000                    0.11        5.692           357                 44.24
45.01% - 50.00%                   1                155,000                    0.04        6.250           358                 47.69
50.01% - 55.00%                   2                669,989                    0.18        5.464           357                 53.88
55.01% - 60.00%                   8              3,670,959                    1.01        6.183           357                 58.22
60.01% - 65.00%                  18              6,249,995                    1.72        5.928           356                 63.33
65.01% - 70.00%                  23              6,419,850                    1.76        6.546           357                 68.65
70.01% - 75.00%                  39             12,928,661                    3.55        6.303           357                 73.68
75.01% - 80.00%                 880            229,599,647                   63.12        5.717           357                 79.89
80.01% - 85.00%                  90             20,860,434                    5.74        6.853           357                 84.69
85.01% - 90.00%                 236             50,171,573                   13.79        6.748           357                 89.69
90.01% - 95.00%                 110             27,238,752                    7.49        6.470           357                 94.71
95.01% - 100.00%                 26              5,135,519                    1.41        7.525           357                 99.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 33.80%
Maximum: 100.00%
Weighted Average: 81.85%



8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
Range                                                               Loan Pool by         Average      Average
of                         Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Gross                      Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Margins (%)                  Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                 104            $36,436,024                   10.02        5.075           357                 76.53
3.501% - 4.000%                 300             90,909,319                   24.99        5.420           357                 79.42
4.001% - 4.500%                 312             81,269,636                   22.34        5.944           357                 78.95
4.501% - 5.000%                 256             59,306,973                   16.30        6.276           357                 82.32
5.001% - 5.500%                 204             44,771,554                   12.31        6.588           357                 87.56
5.501% - 6.000%                 141             28,864,933                    7.94        7.014           357                 88.96
6.001% - 6.500%                  78             15,402,555                    4.23        7.514           357                 89.16
6.501% - 7.000%                  33              5,380,208                    1.48        7.910           357                 89.23
7.001% - 7.500%                   6                921,350                    0.25        8.393           357                 90.88
7.501% - 8.000%                   2                473,826                    0.13        8.775           356                 85.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 2.875%
Maximum: 8.000%
Non-Zero Weighted Average: 4.542%



9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Range                                                              % of Mortgage        Weighted     Weighted
of                                                                  Loan Pool by         Average      Average
Minimum                    Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Mortgage                   Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Rates (%)                    Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.350% - 3.500%                   1               $315,200                    0.09        3.500           357                 80.00
3.501% - 4.000%                   3              1,136,170                    0.31        3.959           357                 80.00
4.001% - 4.500%                  15              3,815,984                    1.05        4.371           357                 80.00
4.501% - 5.000%                  98             30,383,148                    8.35        4.855           357                 78.27
5.001% - 5.500%                 227             66,263,755                   18.22        5.332           357                 80.26
5.501% - 6.000%                 349             97,964,997                   26.93        5.806           357                 80.19
6.001% - 6.500%                 295             73,129,242                   20.11        6.323           357                 82.78
6.501% - 7.000%                 236             52,458,191                   14.42        6.792           357                 84.02
7.001% - 7.500%                 106             22,010,670                    6.05        7.275           357                 86.65
7.501% - 8.000%                  74             11,512,782                    3.17        7.814           357                 88.02
8.001% - 8.500%                  23              3,415,263                    0.94        8.271           357                 87.66
8.501% - 9.000%                   8              1,249,976                    0.34        8.651           357                 89.46
9.001% - 9.500%                   1                 81,000                    0.02        9.500           357                 90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 3.500%
Maximum: 9.500%
Non-Zero Weighted Average: 6.050%



10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Range                                                              % of Mortgage        Weighted     Weighted
of                                                                  Loan Pool by         Average      Average
Maximum                    Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Mortgage                   Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Rates (%)                    Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
9.350% - 9.500%                   1               $315,200                    0.09        3.500           357                 80.00
9.501% - 10.000%                  3              1,136,170                    0.31        3.959           357                 80.00
10.001% - 10.500%                15              3,815,984                    1.05        4.371           357                 80.00
10.501% - 11.000%                98             30,383,148                    8.35        4.855           357                 78.27
11.001% - 11.500%               227             66,263,755                   18.22        5.332           357                 80.26
11.501% - 12.000%               349             97,964,997                   26.93        5.806           357                 80.19
12.001% - 12.500%               295             73,129,242                   20.11        6.323           357                 82.78
12.501% - 13.000%               236             52,458,191                   14.42        6.792           357                 84.02
13.001% - 13.500%               106             22,010,670                    6.05        7.275           357                 86.65
13.501% - 14.000%                74             11,512,782                    3.17        7.814           357                 88.02
14.001% - 14.500%                23              3,415,263                    0.94        8.271           357                 87.66
14.501% - 15.000%                 8              1,249,976                    0.34        8.651           357                 89.46
15.001% - 15.500%                 1                 81,000                    0.02        9.500           357                 90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 9.500%
Maximum: 15.500%
Non-Zero Weighted Average: 12.050%

Top



11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
                           Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
                           Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Initial Cap (%)              Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.00%                            21             $4,734,662                    1.30        5.227           357                 82.49
3.00%                         1,415            359,001,715                   98.70        6.061           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.974%



12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
                           Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Periodic                   Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Cap (%)                      Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000%
Maximum: 1.000%
Non-Zero Weighted Average: 1.000%



13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
Next                                                                Loan Pool by         Average      Average
Rate                       Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Adjustment                 Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Date                         Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Aug-04                            3               $554,900                    0.15        5.849           356                 85.79
Sep-04                           16              3,816,212                    1.05        5.087           357                 81.07
Oct-04                            2                363,550                    0.10        5.739           358                 92.26
May-05                            1                138,300                    0.04        6.125           347                 79.99
Sep-05                            1                844,755                    0.23        6.875           351                 65.00
Oct-05                            1                565,800                    0.16        5.500           352                 80.00
Nov-05                            1                184,000                    0.05        7.990           353                 80.00
Jan-06                            4              1,072,634                    0.29        6.636           355                 76.08
Feb-06                           38              9,242,468                    2.54        6.216           356                 81.66
Mar-06                          607            152,032,485                   41.80        6.178           357                 82.53
Apr-06                          414            107,272,074                   29.49        5.999           358                 82.20
Feb-07                            3                765,806                    0.21        6.181           356                 82.14
Mar-07                           19              5,115,872                    1.41        5.991           357                 81.06
Apr-07                           23              6,746,632                    1.85        6.060           358                 84.26
Nov-08                            1                271,200                    0.07        6.375           353                 80.00
Feb-09                           10              1,706,472                    0.47        6.203           356                 79.07
Mar-09                          179             45,804,148                   12.59        5.907           357                 80.22
Apr-09                          113             27,239,070                    7.49        5.801           358                 80.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-10-29



14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
                           Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Geographical               Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Distribution                 Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                      637           $208,269,059                   57.26        5.846           357                 80.76
Florida                         118             23,943,710                    6.58        6.486           357                 83.45
Colorado                         62             13,760,713                    3.78        6.206           357                 83.39
Georgia                          66             12,766,826                    3.51        6.337           357                 82.86
Oregon                           60             10,193,116                    2.80        6.358           357                 83.10
Texas                            55             10,043,738                    2.76        5.907           357                 80.02
Nevada                           43              9,851,640                    2.71        6.211           357                 85.58
Washington                       36              7,770,531                    2.14        6.068           358                 81.91
Utah                             42              7,467,784                    2.05        6.172           357                 84.33
Michigan                         38              6,152,631                    1.69        6.448           357                 82.32
Minnesota                        31              5,749,868                    1.58        6.152           357                 84.31
Other                           248             47,766,761                   13.13        6.442           357                 83.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 39



15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
                           Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
                           Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Occupancy                    Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                       1,348           $347,084,160                   95.42        6.022           357                 81.66
Non-Owner Occupied               88             16,652,217                    4.58        6.638           357                 85.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
                           Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Property                   Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Types                        Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         919           $227,148,813                   62.45        6.068           357                 81.60
Planned Unit Development        346             94,345,227                   25.94        5.993           357                 82.44
Condo                           134             30,858,805                    8.48        6.039           357                 82.64
2-4 Family                       37             11,383,533                    3.13        6.185           357                 79.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
                           Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Loan                       Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Purpose                      Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                        949           $247,393,068                   68.01        5.854           357                 81.77
Refinance - Cashout             393             96,177,677                   26.44        6.476           357                 81.65
Refinance - Rate Term            94             20,165,632                    5.54        6.424           357                 83.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
                           Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Documentation              Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Level                        Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation            1,370           $345,828,633                   95.08        6.052           357                 81.88
Limited Documentation            61             16,790,345                    4.62        5.979           357                 80.88
No Income Verification            5              1,117,400                    0.31        6.627           358                 86.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
Original                                                            Loan Pool by         Average      Average
Prepayment                 Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Penalty                    Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Term (months)                Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                               175            $43,172,359                   11.87        6.338           357                 82.90
12                               73             23,116,453                    6.36        6.387           357                 83.22
24                              883            224,221,604                   61.64        6.039           357                 81.72
36                              304             73,143,961                   20.11        5.807           357                 81.25
48                                1                 82,000                    0.02        6.625           358                 65.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 48
Non-Zero Weighted Average: 26



20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
                           Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
Lien                       Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Position                     Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                      1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by         Average      Average
                           Number of         Aggregate               Aggregate            Gross      Remaining          Weighted
FICO                       Mortgage         Cut-off Date            Cut-off Date        Interest       Term             Average
Score                        Loans       Principal Balance       Principal Balance        Rate       (months)       Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                         6             $1,207,498                    0.33        7.750           357                 75.45
541 - 560                        66             11,543,540                    3.17        7.409           357                 77.70
561 - 580                        89             16,371,282                    4.50        7.032           357                 81.48
581 - 600                        82             17,393,038                    4.78        6.900           357                 84.79
601 - 620                       208             44,096,355                   12.12        6.236           357                 81.10
621 - 640                       253             61,714,274                   16.97        6.151           357                 83.20
641 - 660                       223             60,108,629                   16.53        6.092           357                 81.71
661 - 680                       164             46,932,201                   12.90        5.907           357                 82.46
681 - 700                       120             39,185,680                   10.77        5.472           357                 81.62
701 - 720                        84             21,827,017                    6.00        5.542           357                 81.88
721 - 740                        61             17,803,187                    4.89        5.489           358                 80.83
741 - 760                        40             12,530,612                    3.44        5.600           357                 82.31
761 - 780                        31              9,156,551                    2.52        5.378           357                 79.83
781 - 800                         9              3,866,514                    1.06        5.176           357                 76.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,436           $363,736,378                  100.00        6.050           357                 81.85
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 540
Maximum: 799
Non-Zero Weighted Average: 654